Exhibit 99.1

Investor Update July 20th, 2026 Solstice Advanced Materials to Acquire Element Solutions Capturing a Generational Growth Opportunity DRAFT as of 14 - July

Cautionary Statement Regarding Forward - Looking Statements This communication contains certain forward - looking statements within the meaning of the federal securities laws made pursuant t o the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction betwe en Solstice and Element Solutions, that involve substantial risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections re garding, among other things, the anticipated benefits and timing of the proposed transaction, synergies, expected future financial position, to tal addressable market, position in specialty chemicals and advanced materials verticals and the industry, business and financial results of eac h company and the combined company, including the combined company’s expected Adjusted EBITDA and Adjusted EBITDA margin, expected synergies, net debt and net leverage, anticipated de - leveraging, expected accretion to Adjusted EPS and expected growth, margins and free cash flow. Forward - looking statements often include words such as “anticipates,” “estimates,” “expects,” “positioned,” “projects ,” “forecasts,” “intends,” “plans,” “continues,” “could,” “believes,” “may,” “will,” “would,” “should,” “goals,” “pro forma” and words and te rms of similar substance in connection with discussions of the proposed transaction and the future operating or financial performance of the co mbined company. As with any projection or forecast, forward - looking statements are inherently susceptible to uncertainty and changes in circumstances. Solstice’s, Element Solutions’ or the combined company’s actual results may vary materially from those express ed or implied in the forward - looking statements. Accordingly, undue reliance should not be placed on any forward - looking statement made by Sol stice or on its behalf. Although Solstice and Element Solutions believe that the forward - looking statements contained in this communicati on are based on reasonable assumptions, you should be aware that a variety of factors, many of which are difficult to predict and ou tsi de of Solstice’s or Element Solutions’ control, could affect Solstice’s, Element Solutions’ or the combined company’s actual financ ial results or results of operations and could cause actual results to differ materially from those in such forward - looking statements, includi ng, but not limited to: the completion of the proposed transaction on the anticipated terms and timing, including obtaining stockholder, reg ulatory and other approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings , s ynergies, economic performance, indebtedness, financial condition, future prospects, business and management strategies, expansion and gro wth of Solstice’s and Element Solutions’ businesses and other conditions to the completion of the proposed transaction; failure to r eal ize the anticipated benefits of the proposed transaction, or that such benefits may take longer to realize or be more costly to achie ve than expected, including as a result of delay in completing the proposed transaction, Solstice’s ability to integrate Element Solutions’ operations and product lines or due to unexpected costs, liabilities or delays; the ability of the parties to obtain or consummate finan cin g related to the proposed transaction upon acceptable terms or at all; the dilution caused by Solstice’s issuance of additional shares of its com mon stock in connection with the consummation of the proposed transaction; the risk of a downgrade of the credit rating of Solstice’s inde bte dness; a material adverse change in the financial condition of Solstice, Element Solutions or the combined company; potential litigati on relating to the proposed transaction that could be instituted against Solstice, Element Solutions or their respective directors; Solstice ’s and Element Solutions’ ability to implement their business strategies; the risk that disruptions from the proposed transaction will harm Sol stice’s or Element Solutions’ respective businesses, including current plans and operations; the ability of Solstice or Element Solution s t o retain and hire key personnel; potential adverse reactions or changes to business relationships resulting from the announcement or compl eti on of the proposed transaction; uncertainty as to the long - term value of Solstice’s common stock; risks associated with third party contra cts containing consent and/or other provisions triggered by the proposed transaction; legislative, regulatory, political and econ omi c developments affecting Solstice’s, Element Solutions’ or the combined company’s respective businesses; the evolving legal, re gul atory and tax regimes under which Solstice and Element Solutions operate; potential business uncertainty, including changes to existing bu siness relationships, during the pendency of the proposed transaction that could affect Solstice ’s and/or Element Solutions’ financial performance; restrictions during the pendency of the proposed transaction that may impact Solstice ’s or Element Solutions’ ability to pursue certain business opportunities or strategic transactions; an overall decline in the health of the economy and the industries in which So lstice and Element Solutions operate, including as a result of inflation, tariffs and other trade barriers and restrictions, market vola tility, geopolitical instability and social unrest, the possibility of an economic downturn or recession or other macroeconomic factors; unpredict abi lity and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as Solstice’s and Element Solutions’ response to any of the aforementioned factors; failure to receive the approval of the stockholders of Sols tic e and/or Element Solutions; and the occurrence of any event, change or other circumstance that could give rise to the termination of t he merger agreement. The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the businesses of Solstice and Element Solutions described in the “Risk Factors” section of their r esp ective Annual Reports on Form 10 - K for the year ended December 31, 2025, Quarterly Reports on Form 10 - Q and other documents filed by either of them from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause a ctu al events and results to differ materially from those implied by forward - looking statements in this communication. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking statements, and Solstice and El ement Solutions assume no obligation and do not intend to update or revise these forward - looking statements, whether as a result of ne w information, future events or otherwise, except as otherwise required by securities or other applicable law. Neither Solstice no r Element Solutions gives any assurance that either Solstice or Element Solutions will achieve its expectations. Important Information and Where to Find It In connection with the proposed transaction, Solstice intends to file with the SEC a registration statement on Form S - 4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Solstice’s common stock to be issued in the propos ed transaction and a joint proxy statement for Solstice’s and Element Solutions’ respective stockholders (the “Joint Proxy Statement/Prospec tus ”). The definitive Joint Proxy Statement/Prospectus (if and when available) will be mailed to stockholders of Solstice and Element So lutions after it is declared effective. Each of Solstice and Element Solutions may also file with or furnish to the SEC other relevant documents reg arding the proposed transaction. This communication is not a substitute for the Registration Statement, the Joint Proxy Statement/Prospe ctu s or any other document that Solstice or Element Solutions may mail to their respective stockholders in connection with the proposed t ran saction. INVESTORS AND SECURITY HOLDERS OF SOLSTICE AND ELEMENT SOLUTIONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING SOLSTICE, ELEMENT SOLUTIONS, THE PROPOSED TRANSACTION AND RELATED MATTERS. Forward Looking Statements & Other Disclaimers 2 Investors and security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Solstice or Element Solutions through the website maintained by the SEC at http://www.sec.gov or from Solstice at its website, https://www.solstice.com , or from Element Solutions at its website, https://www.elementsolutionsinc.com (information included on or accessible through the SEC website or either of Solstice’s or Element Solutions’ website is not incorporated by reference int o t his communication). Participants in Solicitation Solstice and Element Solutions and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Solstice and Element Solutions in connection with the proposed transaction. Information about the interests of the directors and executive officers of Solstice and Element Solutions and other persons w ho may be deemed to be participants in the solicitation of stockholders of Solstice and Element Solutions in connection with the propos ed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Pr oxy Statement/Prospectus, which will be filed with the SEC. Information about Solstice’s directors and executive officers and their ownership of Solstice’s common stock is set forth in Sol stice’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2026 under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation Tables” and “Stock Ownership Information.” To the extent that holdings of Solstice’s securities have changed since the amounts printed in Solstice’s proxy statement, such chan ges have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Benef ici al Ownership on Form 4 filed with the SEC. Information about Element Solutions’ directors and executive officers and their ownership of Element Solutions’ common stock is set forth in Element Solutions’ proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 23, 2026 under the headings “Director Compensation,” “Executive Compensation” and “Security Ownership.” To the extent that holdings of Eleme nt Solutions’ securities have changed since the amounts printed in Element Solutions’ proxy statement, such changes have been or will be re fle cted on Initial Statements of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 f iled with the SEC. The information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed transaction when it becomes available. Free copies of these documents may be obtained as described above. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or th e s olicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any juri sdi ction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such ju ris diction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , a s amended (the “Securities Act”), and/or offered pursuant to an exemption from the registration requirements of the Securities Act, and ot herwise in accordance with applicable law. Important Note about Combined and Non - GAAP Financial Information The financial information for the combined businesses of Solstice and Element Solutions is based on management's estimates, a ssu mptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S - X relating to pro form a financial information, and the required pro forma adjustments have not been applied and are not reflected therein. This infor mat ion is provided for illustrative purposes only and should not be considered in isolation from, or as a substitute for, the historica l financial statements of Solstice and Element Solutions. These measures are provided for illustrative purposes and are based on an arith met ic sum of the relevant historical financial measures of Solstice and Element Solutions. Combined Adjusted EBITDA is the arithmetic sum of Solstice’s Adjusted Standalone EBITDA and Element Solutions’ Pro Forma Adjusted EBITDA, inclusive of expected synergies. Combined Adjust ed EBITDA Margin is inclusive of expected synergies. These measures do not reflect what the combined company's financial condition or res ults of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Such illustrative inform ati on may differ materially from pro forma information included in SEC filings. Various factors could cause actual future results to di ffe r materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Solstice’s a nd Element Solutions’ respective filings with the SEC. This communication also includes certain financial measures not calculated in accordance with U.S. generally accepted account ing principles ("GAAP"), such as adjusted standalone EBITDA, pro forma adjusted EBITDA, combined adjusted EBITDA, combined adjust ed EBITDA margin, combined sales, synergies, integration benefits, free cash flow, net debt and net leverage. Non - GAAP financial measures have limitations as an analytical tool and are not meant to be considered in isolation from, or as a substitute for, the comparabl e G AAP measures. There are limitations to non - GAAP financial measures because they are not prepared in accordance with GAAP and may not be compar able to similarly titled measures of other companies due to potential differences in methods of calculation and items being exclud ed. Solstice and Element Solutions caution you not to place undue reliance on these non - GAAP financial measures. For a definition of Solstice’s adjusted standalone EBITDA and Element Solutions’ adjusted EBITDA and a reconciliation of adju ste d standalone EBITDA and adjusted EBITDA to the most comparable GAAP financial measure for 2025, please see Solstice’s Current Report on Fo rm 8 - K furnished with the SEC on February 11, 2026 and Element Solutions’ Current Report on Form 8 - K furnished with the SEC on February 17, 2026 and Element Solutions’ 2026 Investor Day presentation at its website at https://www.elementsolutions.com (information included on or accessible through Element Solutions’ website is not incorporated by reference into this communication). Element Solutions’ p ro forma Adjusted EBITDA for fiscal year 2025 is from Element Solutions’ 2026 Investor Day presentation and is Element Solutions’ Adju ste d EBITDA inclusive of a pro forma adjustment of $61 million from the impact of the acquisitions of Micromax and EFC Gases. Combined Ad jus ted EBITDA and Combined Adjusted EBITDA margin includes expected synergies

Accelerating Our Strategy and Fueling Expected Significant , Sustainable Value Creation • Unlocks the potential of the combined electronics platform – competitive integrated offering in exciting emerging technologies such as advanced packaging and next generation semiconductor materials • Highly complementary competencies in advanced formulation and synthetic chemistry - allows Solstice to be a ‘preferred partner’ in solving critical customer pain points • Expected to enhance Solstice’s financial growth engine – anticipated synergies of $180+ million by Year 3; accretive to growth, adj. EPS, adj. EBITDA margins, and cash conversion • Expected incremental EBITDA upside from revenue synergies over time – complementary products, technologies, service to deliver value - added solutions for customers • Anticipated enhanced cash profile and conservative 3.1x synergized net leverage * ( 3.5x excluding synergies ) – enables both deleveraging and ongoing investment in key growth initiatives • Nuclear expected to remain a core growth pillar for Solstice – $2bn+ of backlog and an expected double - digit EBITDA CAGR through 2030; Nuclear is an expanding portion of the overall business mix • Proven and experienced team in place to drive integration execution and full value creation 3 *Includes $180m in year 3 synergies

Scaled Electronics Materials Platform with Expected Increased Exposure to High-Growth End Markets

Improved Capabilities to Serve Customers in High-Growth End Markets


Industrials & Specialty[1]
Refrigerants, Nuclear, and Other
Electronic Materials
$6.8B[2]
2025 Combined Revenue

….Weighted to High-Growth End Markets

Device Interconnectivity	AI & Machine Learning	Electrification	High-Performance Compute Buildout
~11% *CAGR*	**~30%** *CAGR*	**~4%** *Peak Energy Demand CAGR*	**~$7 Trillion** *Spend by 2030*

Advanced Compute

- Expanded suite of advanced packaging solutions
- Thermal management solutions to pull heat to the top of the chip
- Next generation of differentiated materials

Next Generation Cooling

- Robust intellectual property portfolio
- Innovation to deliver next-gen offerings
- Data Center air-cooling solutions – developing next-generation direct-to-chip and immersion solutions

Intensifying Power Demand Driving Nuclear Growth

- 10+ kt/yr Annual Conversion Capacity
- $2+ billion High-Quality Order Backlog
- Production Capacity Largely Contracted Through 2030

With Element Solutions, Solstice Anticipates Providing an Expanded Suite of Critical Electronics Materials and Cooling Solutions that AI and Data Centers Rely On

Source: Company Public Filings, Grand View Research, Grid Strategics, McKinsey & Company | [1]Includes Solstice Research and Performance Chemicals and Safety and Defense Solutions, and Element Specialties
[2] For illustrative purposes, see slide 2 for more information. Combined company revenue includes pro forma adjustment for Micromax and EFC acquisitions.

Solstice | 4

Complementary, High Growth Electronics Portfolio

	Chip Fabrication	Packaging	PCB Fabrication	Board & Final Assembly
Industry CAGRs[1]	>10% CAGR	>10% CAGR	HSD% CAGR	HSD% CAGR



Chip Fabrication			Packaging				PCB Fabrication					Board & Final Assembly		
DEPOSITION	HIGH PURITY CHEMICALS	HIGH PURITY GASES & ADVANCED PRECURSORS	DEPOSITION	DIE-ATTACH	ENCAPSUL-ANTS & UNDERFILLS	THERMAL MANAGEMENT	METALIZATION	BONDING	FINAL FINISH	PASSIVE COMPONENT MATERIALS	THERMAL MANAGEMENT	SOLDER TECHNOLOGIES	ELECTRONIC ADHESIVES	THERMAL MANAGEMENT

Customer Testimonials

Customer 1
"Excited for Solstice's expansion, especially into advanced packaging"

Customer 2
"We prefer front-end suppliers who participate in advanced packaging, because it enables enhanced quality and R&D engagement"

Customer 3
"We want larger North American based strategic suppliers who have the technology and can deliver new solutions"

Speed of Leading Edge Innovation Requires Broader Portfolios & Deeper Partnerships with Materials Suppliers

[1]Source: Semi; Yole Group; Prismark

Solstice | element solutions

Solstice | 5

Combined Platform Expected to Accelerate Commercialization of New Advanced Material Products

Deposition, Advanced Packaging and Thermal Management Solutions for Customers Across the Value Chain



Copper Cycle: IDMs and Fabs
- Ta Barrier Layer
- CuMn Seed Layer
- Cu Electroplating



Semiconductor Packaging: OSAT / IDM
- Die & Chip Attach
- Thermal Management
- Heat Spreaders



Wafer Level Packaging: OSAT / IDM
- Redistribution Layers
- Through Si Vias (TSV)
- Copper Pillars and wafer bumps



PCB Fabrication: PCB Fabricators
- Advanced PCB/ IC substrates
- Fine conductive features
- Through Hole Via and Microvia



PCB Assembly: Assemblers / EMS
- Component Attach & Reinforcement
- Thermal & Environmental Protection



Thermal Management Solutions: EMS
- Thermal Interface Materials
- Heat Spreaders

Robust Innovation Pipeline to Solve Customer Challenges

ActiveCopper™

Kuprion

Unlocking copper's full conductivity potential – solving customer pain points in thermal management and high conductivity

- ✓ Patented nano-copper material technology
- ✓ Enables process simplicity leading to faster throughput and higher yield in PCB/ Advanced Packaging
- ✓ Transformative thermal properties enables new board and devices designs

Thermal Design With TIM 1.5


Heat Sink
TIM 1.5
Bare Die
PC Board

Prevent chip burnout or slowdown by reducing hotspots that throttle chips and impact processing rate

- ✓ Optimizes thermal conductivity - by reducing interface contact resistance and allowing heat to move more freely and efficiently from the chip to the heat sink
- ✓ Improves reliability - reducing the likelihood of thermal-induced deformation
- ✓ Simplifies the assembly process

Solutions that Enable Higher Performance, Greater Signal Integrity, and Better Thermal Management; With an Innovation Pipeline to Support Industry Technology Roadmap

Note: OSAT = Outsourced Semiconductor Assembly and Test, IDM = Integrated Device Manufacturer, ESM = Electronic Manufacturing Services

Solstice | 6

\\FIRMWIDE.CORP.GS.COM\IBDROOT\PROJECTS\IBD-NY\SMATTER2026\994051_1\_Graphics\MapInfo\01 Eclipse Solar Map\01 Eclipse Solar Map.WOR Complementary Capabilities & Enhanced Footprint Expected to Drive Differentiated Solutions for the Advanced Compute Era 7 65 Manufacturing Sites 100+ Countries & Territories with Sales 25 R&D Centers Combination of Solstice’s Industry - Leading Synthetic Chemistry Expertise with Element’s Global Customer Support Network Expected to Create an Industry - Leading Platform to Serve Customers 8,300+ Patents Owned / Pending / Licenses ✓ Combined synthetic, chemistry / formulation expertise ✓ Longstanding, spec’d in relationships with leading electronics customers and a ✓ customer - led innovation approach Application expertise led by on - site technical service teams supporting new technology installations and ongoing production Solstice Element Combined Solstice By Geography U.S. 43% ROW 43% EMEA 14%

Nuclear to Remain a Core Growth Pillar – Supported by Improved Free Cash Flow Conversion

Executing on Near-Term Opportunity

10+ kt/yr Annual Capacity

$2+ billion High-Quality Order Backlog

Production Capacity Largely Contracted Through 2030

Valid NRC License Through 2060

Prudent Investment and Engagement…

- Further Capacity Expansion Opportunities in Progress
- Ongoing Engineering Analysis
- Continued Engagement with Customers on Supply Needs
- Productive Discussions with DOE / Regulators
- Leveraging 60+ Years as a Trusted Industry Supplier

…To Meet Expected 2030+ Demand

~49 GW Potential US Power Shortfall by 2028[1]

4x by 2050 US Nuclear Energy Capacity[4]

78 Reactors Under Construction[2]

Multiple Reactor Restarts & Extensions

>70 SMRs Under Development[3]

Double Digit Annual Nuclear EBITDA Growth[5]

Clear Need for Significant Capacity Expansion to Realize Nuclear Renaissance; Solstice a Trusted Partner

Source: Company Public Filings | [1]Source: Morgan Stanley Research. [2] Source: Goldman Sachs, " Nuclear Nuggets: Global reactor tracker – May edition," data as of May 9, 2026. [3]Source: World Nuclear Association. [4] Source: U.S. Department of Energy. [5] Through 2030.

Solstice | 8

Element Expected to Accelerate Solstice's Growth Engine and Position Solstice as an Industry-Leading Electronics Player

Expected Growing Electronics Share in the Portfolio Drives High-Quality Revenue Growth



Element adds LSD% growth
LSD to MSD
MSD to HSD
Standalone Solstice Medium-Term Growth
Combined Solstice Medium-Term Growth

$6.8B

2025 Combined Revenue[1]

$1.7B

2025 Combined Adj. EBITDA[2] (incl. expected synergies at year 3)

26%

2025 Combined Adj. EBITDA Margin%[2]

(28% ex-metals[3])

~75%

Medium-Term Combined Free Cash Flow Conversion[4]

HSD – LDD

Expected Medium-Term Combined Adj. EBITDA CAGR

ANTICIPATED TO BE ACCRETIVE

To Adj. EPS in Year 1

Portfolio Excluding Electronics Growth Expected to Maintain Strong MSD Growth Trajectory

[1] For illustrative purposes, see slide 2 for more information. Combined company revenue includes pro forma adjustment for Micromax and EFC acquisitions. [2] Non-GAAP Measure; inclusive of $180M of expected run-rate synergies; Element Solutions' Adj. EBITDA and Adj. EBITDA margin includes pro-forma adjustment of $61m from the impact of the Micromax and EFC acquisitions. [3] Based on Pro Forma for Element Solutions excluding metals. Non-GAAP measure, inclusive of $180M+ of expected synergies by Y3; see next page for detail. [4] Cash conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA.

Solstice | 9

Deal Supported by Net Synergies Expected to Exceed $180M by Year 3, Run Rate of ~$210M

Expected Near-Term Synergies

Footprint Optimization	• **Global footprint optimization**	~$20M
Supply Chain Improvements	• **Procurement savings** through harmonized supplier arrangements • **Freight, and corporate service contract savings**	~$25M
Operational Savings	• **Commercial GTM savings** • **Optimization of corporate and support functions** • **IT harmonization** • **Operating model alignment savings from shared services** • **Production incentive credit opportunities**	~$100M[1]
Other Opportunities	• **Operational efficiencies:** best-of-both operating model • **Legal entity consolidation** • **Improved inventory management** • **Warehouse consolidation** • **Improved cost to serve**	~$35M

With Further Upside Anticipated Beyond Year 3



~$50M
~$135M
~$180M+
~$210M
Year 1
Year 2
Year 3
Run-Rate Synergies

Net Synergies Disclosed at Announcement are Primarily Comprised of Near-Term Actionable Cost-Savings, with Further Upside Anticipated After Year 3

Note: Potential net synergies and related information included for illustrative purposes only and do not imply future targets, expectations or guidance.
1 Inclusive of ~$10M dis-synergies.

Solstice | 10

Deposition and Advanced Packaging • Highly complementary products ( e.g. PVD and ECD) position the Combined Company for deeper customer engagement and Process of Record “wins” • Unique product capabilities allow for different combinations of materials (dielectric, ECD, PVD) that work together seamlessly to solve next - generation customer issues Thermal Management • A broader thermal portfolio combining metal TIMs, heat spreaders, polymer TIMs and Kuprion ActiveCopper Materials into a more complete customer solution with a stronger value proposition • Co - innovation of next gen integrated thermal solutions allows for improved performance and future product suite strength • Optimization of channel strategies in key geographies The Proposed Acquisition of Element Solutions Presents Unique Upside Opportunities …With Additional Opportunities Identified That Could Provide Incremental Upside in EBITDA 11 Expected Additional Revenue and Cost Takeout Upside Adds Significant Incremental Synergy Potential

Integration Mindset Proven Team to Drive Integration Planning and Post - Close Execution Robust Integration Framework to Drive Value Creation 12 Metric Driven Focused execution against clearly defined management operating system Customer Centric Customer engagement maintained and improved through integration “Best of Both” Integration and synergy execution to reflect strengths and opportunities across both organizations Day 1 Readiness Detailed functional planning to deliver business continuity Value Creation Clear ownership, governance, and measurable outcomes Organizational Design and Operating Model Design future operating model, organization, and leadership structure Integration Priorities Integration Leadership Wylie Clark Chief Development Officer • Joined Honeywell in 2012; Leads SOLS Strategy, Transformation & M&A • Executed more than $6bn in strategic acquisitions & multiple integrations Carey Dorman President & Chief Financial Officer • Joined Element Solutions in 2015 and has led global finance since 2019 and global IT & HR since 2022 • Completed 10 integrations and 2 divestitures since becoming CFO Integration Management Office 75+ integrations and decades of collective experience

Strong Cash Flow Profile Expected to Enable Rapid Deleveraging…

Committed to Maintaining Strong Credit Ratings

Combined Capitalization

- **$4.7bn of committed bridge financing**
- Target capital structure **optimizes cost of capital while maintaining flexibility**

De-Leveraging

- **Expected net leverage below 3.0x within 18 months post-close**
- **Expected strengthened combined free cash flow profile** – 75% FCF conversion over the medium term

Expected Combined Net Leverage



~3.5x
~3.1x
Inclusive of Y3 Synergies (~$180M)
<3.0x
2.0x – 3.0x
At Close (excl. Synergies)
Within 18 Months
Target Ratio

Significant Potential Cash Flow Available to Drive Growth Over Next 24 Months



~50% of Cash Flow to Support Organic Growth
Operating Cash Flow
Debt Repayment
Return of Capital to Shareholders¹
Capex & Organic Investment

Capex Prioritization:

Nuclear Expansion

Kuprion Commercialization

Advanced Semiconductor Materials Expansion

Source: For illustrative purposes. Solstice Pro Forma Projections. [1] Includes expected dividends and share repurchases, which are subject to board approval.

Solstice | 13

…Without Impacting Anticipated Growth Investments and Capital Return

	Balance Sheet	Growth Capex	Dividends & Share Repurchase	Portfolio Optimization
Capital Allocation Priorities	**Committed to Maintaining a Strong Balance Sheet** **2.0x – 3.0x** *Long Term Net Leverage Target*	**Uninterrupted Investment for Growth** **~7% Sales**[1] *Focus on In-Flight Organic Growth Initiatives*	**Opportunistically Return Excess Cash** **$0.30 / Share**[2] *Commitment to Growing Dividend Over Time*	**Focused on High-Grading Portfolio** **Flexible**
Solstice Focus	Maintain Balance Sheet Optionality & Ba1 / BB+ Rating	Nuclear Expansion Kuprion Commercialization Advanced Semiconductor Materials Expansion	Compound Earnings Per Share Support Dividend Growth	Opportunistic Portfolio Pruning Outside of Key Growth Pillars

[1]Average over the next 3 years
[2]Annual Dividend Subject to Board Approval

Solstice | 14

Source FactSet; market data as of 17 - July - 2026. Note: For illustrative purposes. See slide 2 for information on combined company and non - GAAP financial measures Combined company reflects blended metrics per announcement press release; Combined revenue CAGR reflects estimated medium - term growth; EBITDA margin% reflects combined 2025 adjusted EBITDA margin with and w/o metals passthrough impact; TEV/EBITDA reflects Consensus Pre - SBC 2026E Blended Multiple as of 17 - Jul - 2026 (Excluding Synergies) *Represents 2025 E combined adj. EBITDA margins excluding the impact of metals pass – through for Element Solutions Anonymized peers include Ecolab, Linde, Sherwiin - Williams, Qnity Potential to Create A World Leading, Higher Value Advanced Materials Company 15 TEV / 2026E EBITDA 19.6x 19.4x 18.7x 18.3x 13.0x Peer A Peer B Peer C Peer D Combined Median: 19 x 7.2% 6.6% 5.6% 5.1% Peer A Combined Peer C Peer D Peer B 2026E - 2028E Revenue Growth (%) Median: 6% 2025 EBITDA Margin (%) 26% 39% 30% 28% * 25% 20% Peer D Peer A Combined Peer C Peer B Median: 27.5% 2025 EBITDA – Capex Conversion (%) 83% 80% 74% 73% 60 % Peer B Peer A Peer C Combined Peer D Median: 7 7% MSD to HSD

Accelerating Our Strategy and Fueling Expected Significant , Sustainable Value Creation • Unlocks the potential of the combined electronics platform – competitive integrated offering in exciting emerging technologies such as advanced packaging and next generation semiconductor materials • Highly complementary competencies in advanced formulation and synthetic chemistry - allows Solstice to be a ‘preferred partner’ in solving critical customer pain points • Expected to enhance Solstice’s financial growth engine – anticipated synergies of $180+ million by Year 3; accretive to growth, adj. EPS, adj. EBITDA margins, and cash conversion • Expected incremental EBITDA upside from revenue synergies over time – complementary products, technologies, service to deliver value - added solutions for customers • Anticipated enhanced cash profile and conservative 3.1x synergized net leverage* (3.5x excluding synergies) – enables both deleveraging and ongoing investment in key growth initiatives • Nuclear expected to remain a core growth pillar for Solstice – $2+ bn of backlog and an expected double - digit EBITDA CAGR through 2030; Nuclear is an expanding portion of the overall business mix • Proven and experienced team in place to drive integration execution and full value creation 16 *Includes $180m in year 3 synergies

Appendix © 2026 Solstice Advanced Materials Inc.

Solstice Overview: Global Advanced Materials Leader Exposed to High - Growth Sectors with Secular Tailwinds Diversified Portfolio Across Key Segments 2025 Net $3.9B Sales 2025 Adj. EBITDA Margin ~25% 1 2025 Adj. EBITDA $957M 1 4,000+ Employees 3,000+ Customers Countries & Territories with Sales 120+ Patents owned / pending / licenses 5,700+ 3 Refrigerants & Applied Solutions (72%) Electronic & Specialty Materials (28%) Healthcare Refrigerants (Stationary & MAC) Electronic Materials Source: Company Public Filings | 1 Non - GAAP measure,; please refer to Slide 2 . 2 Specialty is Research & Performance Chemicals and Safety & Defense Solutions. 3 As of June 30, 2025. Nuclear Safety & Defense Research Chemicals Performance Chemicals Building Solutions & Intermediates 18 72% 11% 18% Specialty 2 Electronic Materials Refrigerants, Nuclear, and Other

Element Solutions Overview: An Advanced Materials Leader Enabling the Next Generation of Electronics, Mobility and Connectivity

$2.9B *2025 Net Sales*

$609M *2025 Adj. EBITDA*[1]

5,200+ *Employees*[2]

50+ *Countries Serviced*[2]

~21% *2025 Adj. EBITDA Margin* [1]

17,600+ *Customers*

2,600+ *Patents owned / pending/ licenses*



Industrial & Specialty
27%
73%
Electronics

Diversified Portfolio of Advanced Solutions…

Electronics (73%)	Industrial (27%)



Assembly Solutions
Semiconductor Solutions
Industrial Solutions
High-Purity Specialty Gases
Circuitry Solutions
Electronic Inks & Pastes
Energy Solutions
Advanced Materials

…with the Capabilities to Address Secular Tailwinds

- **Designs specification- driven, mission critical products for niche electronics and industrial end-markets**
- **Broad exposure to attractive end markets, including advanced packaging, thermal management solutions and PCB assembly**
- **Close proximity to customers globally with system-level embedded solutions and local technical service experts**

Source: Element Solutions 2026 Investor Day, Adj. EBITDA and Adj. EBITDA margin include pro forma adjustments of $61m from the impact of the acquisitions of Micromax and EFC Gases.[1] Non-GAAP measure,; please refer to Slide 2.[2] Per Element Solutions website.

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